Exhibit 99.1

January 22, 2009

JANUS ANNOUNCES FOURTH QUARTER AND YEAR-END 2008 RESULTS

Fourth quarter earnings from continuing operations of $0.05 per diluted share;

Full-year earnings of $0.86 per diluted share

Long-term net outflows of $3.0 billion for the quarter and

$0.6 billion for the year

More than 75% of firmwide mutual funds outperformed their

Lipper peer group medians for 3 and 5 years(1)

Strengthened value franchise through additional ownership stake in Perkins,

the launch of Perkins Large Cap Value Fund and appointment of Perkins CEO

DENVER – Janus Capital Group Inc. (NYSE: JNS) today reported fourth quarter net income from continuing operations of $7.8 million, or $0.05 per diluted share, compared with $26.0 million, or $0.16 per diluted share, in the third quarter 2008 and $51.6 million, or $0.30 per diluted share, in the fourth quarter 2007.  For the full-year 2008, net income from continuing operations totaled $138.4 million, or $0.86 per diluted share, compared with $192.0 million, or $1.07 per diluted share for 2007.  The company’s operating margin for the fourth quarter 2008 was 25.5% compared with 33.9% for the third quarter 2008 and 29.0% for the fourth quarter 2007.  For the entire year, operating margin was 32.1% compared with 31.3% for 2007.

Flows and Assets Under Management

As a result of the recent difficult market environment, average assets under management declined 32% to $124.3 billion during the fourth quarter 2008.  At December 31, 2008, the company’s total assets under management were $123.5 billion compared with $160.5 billion at September 30, 2008 and $206.7 billion at December 31, 2007.

(1)   Strong relative performance is not indicative of positive fund returns.  2008 absolute performance for most funds was negative.  Funds included in the analysis are Janus Retail (JIF), Janus Adviser Series Class S Shares (JAD) and Janus Aspen Series Institutional Shares (JAS).  The number of funds in each trust is 26, 24 and 12, respectively.  Complete Lipper rankings are based on total returns and are on pages 10 and 11.

The decrease in firmwide assets during the fourth quarter reflects $34.0 billion of net market depreciation and $3.0 billion of long-term net outflows.  The decrease in year-over-year assets was primarily the result of $77.6 billion of net market depreciation.

Investment Performance

Relative long-term investment performance remained strong with approximately 55%, 79% and 83% of firmwide mutual funds in the top half of their Lipper categories on a one-, three- and five-year total-return basis, respectively, as of December 31, 2008.(2)  In addition, 50% of firmwide mutual funds have a 4- or 5-star Overall Morningstar RatingTM at December 31, 2008.(3)

Despite near-term underperformance, Janus-managed equity mutual funds continue to outperform the majority of peers over longer periods with  41%, 74% and 79% of equity mutual funds ranking in the top half of their Lipper categories on a one-, three- and five-year total return basis, respectively, as of December 31, 2008.(2)

INTECH’s relative investment performance rebounded in 2008 with 83%, 56%, 100% and 100% of strategies outperforming their respective benchmarks over the one-, three-, five- and 10-year periods, as of December 31, 2008.

Perkins continues to deliver strong investment performance with the Mid Cap Value and Small Cap Value mutual funds ranked in the top 15% of their Lipper categories on a one-, three- and five-year total-return basis as of December 31, 2008.(4)

“The investments we’ve made in the business have positioned the firm for the future,” said Janus’ CEO Gary Black.  “We’ve broadened our product offerings, expanded our global distribution footprint and strengthened our value franchise with the acquisition of an additional interest in Perkins.  These investments, coupled with continued strong long-term performance, position the firm for long-term success once equity markets recover.”

(2)   Strong relative performance is not indicative of positive fund returns.  2008 absolute performance for most funds was negative.  Funds included in the analysis are JIF, JAD and JAS.  The number of funds in each trust is 26, 24 and 12, respectively.  Complete Lipper rankings are based on total returns and are on pages 10 and 11.

(3)   Funds included in the Morningstar analysis were JIF, JAD and JAS with at least a three-year history.  Morningstar  rankings are based on risk-adjusted returns.  Complete Morningstar ratings are on pages 12-14.

(4)   Rankings are for the “JIF” investor share class only; other classes may have different performance characteristics.     See pages 10 and 11 for complete Lipper rankings.  Janus Mid Cap Value Fund and Janus Small Cap Value Fund changed names and are now Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, respectively.

Financial Discussion

Financial Highlights

(dollars in millions, except per share data or as noted)

	Three Months Ended		Year Ended
	December 31,	September 30,	December 31,	December 31,
	2008	2008	2008	2007

Continuing Operations (Investment Management)
Average Assets (in billions)	$124.3	$182.7	$174.2	$190.4
Ending AUM (in billions)	$123.5	$160.5	$123.5	$206.7
Revenues	$177.1	$275.4	$1,037.9	$1,117.0
Operating Expenses	$131.9	$182.1	$704.8	$767.7
Operating Income	$45.2	$93.3	$333.1	$349.3
Operating Margin	25.5%	33.9%	32.1%	31.3%

Net Income	$7.8	$26.0	$138.4	$192.0

Diluted Earnings per Share	$0.05	$0.16	$0.86	$1.07

Shares Repurchased (in millions)	—	3.0	10.8	31.5
Cost of Shares Repurchased	$—	$71.9	$281.0	$828.6
Average Price	$—	$24.33	$26.13	$26.27
Total shares outstanding end of period (in millions)	157.9	157.9	157.9	166.3

Continuing Operations

Fourth quarter 2008 revenues of $177.1 million decreased 35.7% from the previous quarter due to lower average assets under management, driven primarily by declining global markets.  Operating expenses decreased $50.2 million, or 27.6%, from the previous quarter as a result of lower incentive compensation, asset-based distribution costs and administrative expenses.

The deterioration in market conditions and average assets under management significantly impacted operating margin and results in the fourth quarter 2008, and will continue to pressure financial results in 2009.  In response, Janus took action to reduce 2009 fixed and discretionary expenses by approximately $40 million to $45 million and expects variable expenses to continue to flex with revenues.

Non-operating items for the fourth quarter 2008 include a mark-to-market loss of $21.6 million (or $0.07 per share) on Janus’ seed capital investments compared to an $11.3 million loss in the third quarter 2008.  In an effort to mitigate future volatility in its seed capital investments, Janus implemented a hedge strategy in late 2008.  Third quarter 2008 also includes a $21.0 million impairment charge ($13.0 million net of tax, or $0.08 per share) associated with structured investment vehicle securities issued by Stanfield Victoria Funding LLC (“Stanfield”).

Perkins Investment Management Acquisition

On December 31, 2008, Janus increased its ownership of Perkins Investment Management LLC (formerly known as Perkins, Wolf, McDonnell and Company, LLC) to approximately 80.0% with the acquisition of an additional 50% interest for $90.0 million.  The acquisition of Perkins is expected to be accretive to 2009 earnings.  Additionally, Perkins hired Peter Q. Thompson as CEO and expanded its product offerings with the launch of the Perkins Large Cap Value Fund.

Institutional Money Market

On January 21, 2009, Janus announced to clients a plan to exit its institutional money market business, which includes the Janus Institutional Cash Management Fund, Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, by April 30, 2009.  Janus is taking this action to focus resources on its core businesses.

Capital and Liquidity

At December 31, 2008, Janus had stockholders’ equity of $1.6 billion, cash and investments of $408 million and $1.1 billion of outstanding debt.  Given the current market conditions, Janus suspended stock buybacks in the fourth quarter 2008 to preserve liquidity and financial flexibility.

Fourth Quarter 2008 Earnings Call Information

Janus will discuss its results during a conference call on Thursday, January 22 at 10 a.m. Eastern Standard Time.  The call-in number will be 877-301-7574.  Anyone outside the U.S. or Canada should call 706-643-3623.  The slides used during the presentation will be available in the investor relations section of the Janus Capital Group Web site (www.janus.com/ir) approximately one hour prior to the call.  For those unable to join the conference call at the scheduled time, an audio replay will be available on www.janus.com/ir.

About Janus Capital Group Inc.

Founded in 1969, Denver-based Janus Capital Group Inc. (“Janus”) is a recognized leader of growth, risk-managed and value investment strategies.  Our commitment to deliver for investors is rooted in our research-intensive approach and relentless passion to gain a competitive edge.

At the end of December 2008, Janus managed $123.5 billion in assets for more than four million shareholders, clients and institutions around the globe.  Outside the U.S., Janus has offices in London, Tokyo, Hong Kong and Singapore.  Janus Capital Group consists of Janus Capital Management LLC, INTECH Investment Management LLC (INTECH), formerly known as Enhanced Investment Technologies, LLC and Perkins Investment Management LLC (Perkins).

Contacts:

Shelley Peterson, 303-316-5625

Scott Grace, 303-394-7709

###

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at (800) 525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Data presented reflects past performance, which is no guarantee of future results.  Rankings referenced exclude money markets.

Funds distributed by Janus Distributors LLC (1/09).

This press release includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur.  The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2007 and the company’s Quarterly Report on Form 10-Q for period ended September 30, 2008, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the Company and its management.  Any forward-looking statements contained in this release are as of the date on which such statements were made.  The Company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

JANUS CAPITAL GROUP INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

(dollars in millions, except per share data)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2008	2008	2007	2008	2007
Revenues:
Investment management fees	$142.5	$218.9	$247.9	$826.7	$897.9
Performance fees	1.6	8.8	8.1	27.6	19.5
Shareowner servicing fees and other	33.0	47.7	55.5	183.6	199.6
Total	177.1	275.4	311.5	1,037.9	1,117.0

Operating Expenses:
Employee compensation and benefits	53.3	81.2	95.4	317.9	360.7
Long-term incentive compensation	8.2	10.7	30.4	43.5	79.9
Marketing and advertising	8.6	8.0	9.3	33.1	25.9
Distribution	23.9	36.5	41.2	134.9	141.7
Depreciation and amortization	9.5	10.1	9.1	40.2	33.8
General, administrative and occupancy	28.4	35.6	35.9	135.2	125.3
Restructuring and impairments	—	—	—	—	0.4
Total	131.9	182.1	221.3	704.8	767.7

Operating Income	45.2	93.3	90.2	333.1	349.3

Interest expense	(18.9)	(18.9)	(18.9)	(75.5)	(58.8)
Investment gains (losses), net	(21.6)	(32.3)	3.0	(60.4)	4.7
Other income, net	3.0	1.4	9.1	9.6	27.7
Income tax provision	(3.3)	(17.2)	(28.1)	(68.8)	(116.4)
Equity in earnings of unconsolidated affiliate	2.2	2.5	1.9	9.0	7.2
Minority interest in consolidated earnings	1.2	(2.8)	(5.6)	(8.6)	(21.7)

Income from Continuing Operations	7.8	26.0	51.6	138.4	192.0

Loss from Discontinued Operations	—	(0.6)	(31.9)	(1.5)	(75.7)

Net income	$7.8	$25.4	$19.7	$136.9	$116.3

Diluted weighted average shares outstanding (in millions)	156.4	159.6	170.9	160.7	178.6
Diluted earnings per share:
Continuing operations	$0.05	$0.16	$0.30	$0.86	$1.07
Discontinued operations	—	—	(0.19)	(0.01)	(0.42)
Diluted earnings per share	$0.05	$0.16	$0.12	$0.85	$0.65

Average Assets Under Management (in billions)	$124.3	$182.7	$207.6	$174.2	$190.4

JANUS CAPITAL GROUP INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(dollars in millions)

	December 31,	December 31,
	2008	2007
Assets
Cash and cash equivalents	$282.6	$480.7
Marketable securities	125.3	210.7
Other assets	236.2	344.9
Property and equipment, net	51.1	46.5
Intangibles and goodwill, net	2,641.5	2,451.5
Assets related to discontinued operations	—	29.8
Total Assets	$3,336.7	$3,564.1

Liabilities and Stockholders’ Equity
Debt	$1,128.0	$1,127.7
Other liabilities	212.5	297.8
Deferred income taxes	388.1	404.3
Liabilities related to discontinued operations	—	10.8
Stockholders’ equity	1,608.1	1,723.5
Total Liabilities and Stockholders’ Equity	$3,336.7	$3,564.1

UNAUDITED CONDENSED CONSOLIDATED

CASH FLOW INFORMATION

(dollars in millions)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
Cash provided by (used in)	2008	2008	2007	2008	2007
Operating activities	$70.1	$87.4	$92.3	$238.2	$290.8
Investing activities	(82.6)	3.3	(67.1)	(148.8)	(103.3)
Financing activities	(2.5)	(68.8)	(149.9)	(287.5)	(213.9)
Net change during period	$(15.0)	$21.9	$(124.7)	$(198.1)	$(26.4)

JANUS CAPITAL GROUP INC.

ASSETS & FLOWS BY INVESTMENT DISCIPLINE

(dollars in billions)

	Three Months Ended			Year Ended
	December 31, 2008	September 30, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Growth/Blend
Beginning of period assets	$66.2	$81.8	$79.1	$83.5	$64.4
Sales	3.8	5.5	6.3	24.1	20.8
Redemptions	5.1	6.0	3.7	21.4	15.8
Net sales (redemptions)	(1.3)	(0.5)	2.6	2.7	5.0
Market / fund performance	(15.4)	(15.0)	1.8	(36.7)	14.0
End of period assets	$49.5	$66.2	$83.5	$49.5	$83.5

Global/International
Beginning of period assets	$15.7	$21.0	$24.4	$24.9	$18.4
Sales	0.5	0.8	2.1	3.4	7.5
Redemptions	1.3	1.8	1.3	5.8	5.0
Net sales (redemptions)	(0.8)	(1.0)	0.8	(2.4)	2.5
Market / fund performance	(4.0)	(4.3)	(0.3)	(11.6)	4.1
End of period assets	$10.9	$15.7	$24.9	$10.9	$24.9

Mathematical/Quantitative (1)
Beginning of period assets	$55.6	$61.3	$69.6	$69.7	$62.3
Sales	1.8	6.2	4.0	12.3	15.5
Redemptions	2.8	6.0	3.9	14.0	13.2
Net sales (redemptions)	(1.0)	0.2	0.1	(1.7)	2.3
Market / fund performance	(12.2)	(6.0)	–	(25.6)	5.2
End of period assets	$42.4	$55.6	$69.7	$42.4	$69.7

Fixed Income
Beginning of period assets	$3.4	$3.7	$5.2	$4.9	$4.6
Sales	0.5	0.3	0.2	1.5	1.9
Redemptions	0.6	0.4	0.5	3.1	1.8
Net sales (redemptions)	(0.1)	(0.1)	(0.3)	(1.6)	0.1
Market / fund performance	(0.1)	(0.1)	–	(0.1)	0.2
End of period assets	$3.2	$3.4	$4.9	$3.2	$4.9

Alternatives
Beginning of period assets	$0.8	$1.2	$0.6	$0.8	$0.3
Sales	—	—	0.3	0.8	0.6
Redemptions	0.2	0.3	—	0.8	–
Net sales (redemptions)	(0.2)	(0.3)	0.3	–	0.6
Market / fund performance	(0.1)	(0.2)	—	(0.3)	–
End of period assets	$0.5	$0.8	$0.8	$0.5	$0.8

Value (2)
Beginning of period assets	$10.9	$10.9	$10.6	$10.1	$10.2
Sales	1.7	1.9	0.5	6.3	2.9
Redemptions	1.3	1.3	0.7	4.0	3.6
Net sales (redemptions)	0.3	0.6	(0.2)	2.3	(0.7)
Market / fund performance	(2.2)	(0.6)	(0.3)	(3.3)	0.5
End of period assets	$9.1	$10.9	$10.1	$9.1	$10.1

Money Market
Beginning of period assets	$7.9	$11.8	$18.5	$12.8	$7.5
Sales	15.6	28.1	35.7	91.7	116.5
Redemptions	15.6	32.1	41.4	96.5	111.3
Net sales (redemptions)	—	(4.0)	(5.7)	(5.0)	5.2
Market / fund performance	—	—	—	—	–
End of period assets	$7.9	$7.9	$12.8	$7.9	$12.8

Total Company
Beginning of period assets	$160.5	$191.8	$208.0	$206.7	$167.7
Sales	23.9	42.8	49.1	140.1	165.8
Redemptions	26.9	47.9	51.6	145.7	150.8
Net sales (redemptions)	(3.0)	(5.1)	(2.5)	(5.6)	15.0
Market / fund performance	(34.0)	(26.2)	1.2	(77.6)	24.0
End of period assets	$123.5	$160.5	$206.7	$123.5	$206.7

Total Excluding Money Markets
Beginning of period assets	$152.7	$179.9	$189.5	$194.0	$160.2
Sales	8.3	14.7	13.4	48.5	49.3
Redemptions	11.3	15.8	10.2	49.1	39.5
Net sales (redemptions)	(3.0)	(1.1)	3.2	(0.6)	9.8
Market / fund performance	(34.0)	(26.2)	1.2	(77.6)	24.0
End of period assets	$115.6	$152.7	$194.0	$115.6	$194.0

Each line has been rounded on the schedule individually to increase the accuracy of the amounts presented.  Therefore totals and subtotals may not foot.

Notes:

(1)          Represents all assets managed by INTECH Investment Management LLC.

(2)          Represents all assets managed by Perkins Investment Management LLC.

Janus Investment Fund (“JIF”)			Lipper Rankings Based on Total Returns as of 12/31/08
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile		Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (% )	Total Funds	Rank (% )	Total Funds	Rank (% )		Total Funds
Growth Funds
Janus Twenty Fund (1)	Jan-08	Large-Cap Growth Funds	65	522 / 803	1	5 / 679	1	2 / 567	18	49 / 274		‡
Janus Fund	Oct-07	Large-Cap Growth Funds	48	381 / 803	25	164 / 679	45	251 / 567	49	133 / 274	47		359 / 778
Janus Orion Fund	Dec-07	Multi-Cap Growth Funds	94	472 / 506	18	69 / 386	5	13 / 320	—	—	94		472 / 506
Janus Research Fund	Jan-06	Large-Cap Growth Funds	81	648 / 803	32	216 / 679	22	121 / 567	20	54 / 274	33		222 / 680
Janus Enterprise Fund	Oct-07	Mid-Cap Growth Funds	39	230 / 602	16	82 / 522	7	29 / 419	65	126 / 195	31		181 / 592
Janus Venture Fund (1)	Jan-01	Small-Cap Growth Funds	96	576 / 603	48	243 / 507	46	184 / 406	52	104 / 202	39		115 / 298
Janus Triton Fund	Jun-06	Small-Cap Growth Funds	37	221 / 603	6	26 / 507	—	—	—	—	2		10 / 526

Core Funds
Janus Contrarian Fund	Feb-00	Multi-Cap Core Funds	96	751 / 787	22	135 / 640	2	8 / 455	—	—	14		32 / 228
Janus Growth and Income Fund	Nov-07	Large-Cap Core Funds	89	756 / 851	89	637 / 720	59	354 / 606	27	92 / 344	86		726 / 845
Janus Balanced Fund	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	4	17 / 513	5	16 / 382	3	7 / 273	9	13 / 145	2		4 / 349
Janus Fundamental Equity Fund	Nov-07	Large-Cap Core Funds	91	771 / 851	81	581 / 720	25	148 / 606	15	50 / 344	85		714 / 845
INTECH Risk-Managed Stock Fund	Feb-03	Multi-Cap Core Funds	28	214 / 787	41	259 / 640	13	56 / 455	—	—	22		91 / 416

Global/International Funds
Janus Overseas Fund	Jun-03	International Funds	96	1137 / 1189	10	81 / 865	2	9 / 701	11	37 / 360	2		10 / 659
Janus Worldwide Fund	Jun-04	Global Funds	76	355 / 471	80	288 / 359	94	271 / 290	93	131 / 140	87		258 / 296
Janus Global Life Sciences Fund	Apr-07	Global Healthcare/Biotechnology Funds	70	35 / 49	54	24 / 44	33	14 / 42	36	5 / 13	38		19 / 49
Janus Global Technology Fund	Jan-06	Global Science & Technology Funds	22	21 / 95	22	20 / 90	29	23 / 81	21	5 / 23	22		20 / 90
Janus Global Research Fund	Feb-05	Global Funds	79	372 / 471	28	100 / 359	—	—	—	—	10		31 / 321
Janus Global Opportunities Fund	Jun-01	Global Funds	24	112 / 471	47	168 / 359	61	176 / 290	—	—	16		32 / 205

Value Funds
Perkins Mid Cap Value Fund - Inv (2)	Aug-98	Mid-Cap Value Funds	3	9 / 353	4	9 / 285	3	6 / 212	3	2 / 73	2		1 / 65
Perkins Small Cap Value Fund - Inv ((1),(2))	Feb-97	Small-Cap Core Funds	1	6 / 775	4	23 / 616	12	56 / 487	10	22 / 221	5		5 / 123

Income Funds
Janus Flexible Bond Fund	May-07	Intermediate Investment Grade Debt	7	39 / 571	6	24 / 467	8	29 / 394	17	34 / 199	10		52 / 533
Janus High-Yield Fund	Dec-03	High Current Yield Funds	12	55 / 466	9	34 / 396	11	35 / 334	9	17 / 201	11		35 / 334
Janus Short-Term Bond Fund	May-07	Short Investment Grade Debt	4	9 / 260	2	4 / 213	3	4 / 178	6	5 / 85	6		13 / 258

Asset Allocation Funds
Janus Smart Portfolio-Growth	Dec-05	Mixed-Asset Target Alloc. Growth Funds	84	575 / 689	19	102 / 553	—	—	—	—	19		103 / 548
Janus Smart Portfolio-Moderate	Dec-05	Mixed-Asset Target Alloc. Mod. Funds	50	252 / 513	14	50 / 382	—	—	—	—	14		50 / 382
Janus Smart Portfolio-Conservative	Dec-05	Mixed-Asset Target Alloc. Cons. Funds	41	176 / 431	11	33 / 321	—	—	—	—	11		33 / 321

Data presented reflects past performance, which is no guarantee of future results.  Strong rankings are not indicative of positive fund performance.  2008 absolute performance for most funds was negative.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities.  Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Notes:

(1)                                  Closed to new investors.

(2)                                  Ranking is for the investor share class only; other classes may have different performance characteristics.

 ‡                                       In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Adviser Series (“JAD”) Class S Shares			Lipper Rankings Based on Total Returns as of 12/31/08
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile		Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)		Total Funds
Growth Funds
Forty Fund	Jan-08	Large-Cap Growth Funds	79	628 / 803	5	30 / 679	2	9 / 567	2	5 / 274		‡
Mid Cap Growth Fund	Oct-07	Mid-Cap Growth Funds	24	143 / 602	10	49 / 522	5	18 / 419	64	124 / 195	19		112 / 592
Large Cap Growth Fund	Oct-07	Large-Cap Growth Funds	46	362 / 803	30	198 / 679	50	281 / 567	43	117 / 274	44		339 / 778
INTECH Risk-Managed Growth Fund	Jan-03	Multi-Cap Growth Funds	60	303 / 506	73	281 / 386	69	221 / 320	—	—	79		237 / 300
Orion Fund	Dec-07	Mid-Cap Growth Funds	76	455 / 602	14	70 / 522	—	—	—	—	76		455 / 602
Small-Mid Growth Fund	Jun-06	Small-Cap Growth Funds	44	260 / 603	6	29 / 507	—	—	—	—	4		21 / 526

Core Funds
Balanced Fund	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	3	13 / 513	4	15 / 382	4	9 / 273	7	9 / 145	1		3 / 349
Growth and Income Fund	Nov-07	Large-Cap Core Funds	94	800 / 851	95	683 / 720	78	468 / 606	18	60 / 344	92		773 / 845
Fundamental Equity Fund	Nov-07	Large-Cap Core Funds	90	764 / 851	81	578 / 720	26	153 / 606	16	52 / 344	87		733 / 845
Small Company Value Fund	Mar-02	Small-Cap Core Funds	34	261 / 775	32	196 / 616	40	195 / 487	—	—	25		98 / 404
INTECH Risk-Managed Core Fund	Jan-03	Multi-Cap Core Funds	23	180 / 787	38	239 / 640	11	48 / 455	—	—	18		71 / 407
Contrarian Fund	Aug-05	Multi-Cap Core Funds	97	763 / 787	55	350 / 640	—	—	—	—	26		154 / 596

Global/International/ Funds
International Growth Fund	Jun-03	International Funds	87	1034 / 1189	3	23 / 865	1	3 / 701	8	26 / 360	1		4 / 659
Worldwide Fund	Jun-04	Global Funds	74	345 / 471	82	292 / 359	95	274 / 290	90	126 / 140	88		261 / 296
International Equity Fund	Nov-06	International Funds	63	743 / 1189	—	—	—	—	—	—	28		279 / 1001
INTECH Risk-Managed International Fund	May-07	International Funds	29	337 / 1189	—	—	—	—	—	—	31		338 / 1096
Global Research Fund	Nov-07	Global Funds	73	341 / 471	—	—	—	—	—	—	66		303 / 464

Value Funds
Perkins Mid Cap Value Fund	Dec-02	Mid-Cap Value Funds	3	10 / 353	4	10 / 285	4	7 / 212	—	—	8		14 / 196
INTECH Risk-Managed Value Fund	Dec-05	Multi-Cap Value Funds	28	107 / 389	36	108 / 307	—	—	—	—	36		108 / 307

Alternative Funds
Long/Short Fund	Aug-06	Long/Short Equity Funds	30	29 / 96	—	—	—	—	—	—	18		9 / 49
Global Real Estate Fund	Nov-07	Global Real Estate Funds	5	4 / 84	—	—	—	—	—	—	5		4 / 82

Income Funds
Flexible Bond Fund	May-07	Intermediate Investment Grade Debt	5	23 / 571	7	30 / 467	10	39 / 394	16	32 / 199	8		40 / 533
Floating Rate High Income Fund	May-07	Loan Participation Funds	11	9 / 81	—	—	—	—	—	—	13		9 / 70
High-Yield Fund	Aug-05	High Current Yield	8	37 / 466	8	28 / 396	—	—	—	—	8		30 / 381

Rankings are for the Class S Shares only; other classes may have different performance characteristics.

Note:

‡              In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Aspen Series ("JAS") Institutional Shares			Lipper Rankings Based on Total Returns as of 12/31/08
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile		Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)		Total Funds
Growth Funds
Forty Portfolio	Jan-08	VA Large-Cap Growth	81	182 / 224	2	4 / 203	2	2 / 189	2	1 / 70		‡
Large Cap Growth Portfolio	Oct-07	VA Large-Cap Growth	32	72 / 224	9	17 / 203	39	73 / 189	55	39 / 70	29		62 / 220
Mid Cap Growth Portfolio	Oct-07	VA Mid-Cap Growth	40	57 / 143	16	20 / 132	9	10 / 118	56	24 / 42	25		36 / 143

Core Funds
Balanced Portfolio	Apr-05	VA Mixed-Asset Target Alloc. Mod.	7	10 / 157	4	4 / 110	4	3 / 75	9	4 / 45	1		1 / 99
Growth and Income Portfolio	Nov-07	VA Large-Cap Core	82	188 / 229	81	170 / 211	52	96 / 185	12	9 / 80	76		174 / 230
Fundamental Equity Portfolio	Nov-07	VA Large-Cap Core	88	201 / 229	74	156 / 211	24	44 / 185	13	10 / 80	82		189 / 230

Global/International Funds
Worldwide Growth Portfolio	Jun-04	VA Global	78	83 / 106	80	66 / 82	95	69 / 72	84	31 / 36	90		70 / 77
International Growth Portfolio	Jun-03	VA International	93	234 / 251	7	15 / 217	2	2 / 195	7	6 / 96	2		2 / 193
Global Life Sciences Portfolio	Oct-04	VA Health/Biotechnology	70	25 / 35	9	3 / 33	11	3 / 28	—	—	7		2 / 32
Global Technology Portfolio	Jan-06	VA Science & Technology	26	15 / 57	25	13 / 53	20	10 / 50	—	—	25		13 / 53

Value Funds
Perkins Mid Cap Value Portfolio	May-03	VA Mid-Cap Value	3	2 / 83	2	1 / 74	4	2 / 62	—	—	4		2 / 61

Income Funds
Flexible Bond Portfolio	May-07	VA Intermediate Investment Grade Debt	4	2 / 64	9	5 / 57	11	6 / 54	8	2 / 25	16		10 / 64

Data presented reflects past performance, which is no guarantee of future results.  Strong rankings are not indicative of positive fund performance.  2008 absolute performance for most funds was negative.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities.  Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Rankings are for the Institutional Shares only; other classes may have different performance characteristics.

Note:

 ‡             In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Investment Fund (“JIF”)

The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds

Janus Fund	Large Growth Funds	***	1507	****	1507	***	1243	**	608
Janus Enterprise Fund	Mid-Cap Growth Funds	***	821	****	821	****	674	**	335
Janus Growth and Income Fund	Large Growth Funds	***	1507	**	1507	***	1243	****	608
Janus Research Fund	Large Growth Funds	***	1507	***	1507	***	1243	***	608
Janus Twenty Fund (1)	Large Growth Funds	****	1507	*****	1507	*****	1243	***	608
Janus Venture Fund (1)	Small Growth Funds	***	704	***	704	***	574	**	291
Janus Overseas Fund	Foreign Large Growth Funds	****	209	***	209	****	164	****	80
Janus Balanced Fund	Moderate Allocation Funds	*****	962	*****	962	*****	768	****	448
Janus Fundamental Equity Fund	Large Blend Funds	***	1748	**	1748	***	1365	****	683
Janus Mid Cap Value Fund - Investor Shares (2)	Mid-Cap Value Funds	*****	338	*****	338	*****	234	*****	81
Janus Small Cap Value Fund - Investor Shares (1,2)	Small Value Funds	*****	341	*****	341	*****	269	****	121
Janus Flexible Bond Fund	Intermediate-Term Bond Funds	*****	991	*****	991	*****	857	****	458
Janus High-Yield Fund	High Yield Bond Funds	****	479	*****	479	****	405	****	253
Janus Short-Term Bond Fund	Short-Term Bond Funds	*****	375	*****	375	*****	318	****	164
Janus Worldwide Fund	World Stock Funds	**	507	**	507	**	420	*	236
Janus Orion Fund	Specialty-Health Funds	***	170	***	170	***	154	***	52
Janus Global Life Sciences Fund	Specialty-Technology Funds	****	238	****	238	****	216	****	74
Janus Global Technology Fund	Mid-Cap Growth Funds	****	821	***	821	****	674		N/A
INTECH Risk-Managed Stock Fund	Large Blend Funds	****	1748	***	1748	****	1365		N/A
Janus Contrarian Fund	Large Blend Funds	***	1748	**	1748	****	1365		N/A
Janus Global Opportunities Fund	World Stock Funds	***	507	***	507	***	420		N/A
Janus Triton Fund	Small Growth Funds	*****	704	*****	704		N/A		N/A
Janus Global Research Fund	World Stock Funds	***	507	***	507		N/A		N/A
Janus Smart Portfolio-Growth	Moderate Allocation Funds	***	962	***	962		N/A		N/A
Janus Smart Portfolio-Moderate	Moderate Allocation Funds	****	962	****	962		N/A		N/A
Janus Smart Portfolio-Conservative	Conservative Allocation Funds	****	484	****	484		N/A		N/A

Percent of funds rated 4 / 5 Stars		53.8%		50.0%		61.9%		58.8%

Data presented reflects past performance, which is no guarantee of future results.  Strong ratings are not indicative of positive fund performance.   2008 absolute performance for most funds was negative.   © 2008 Morningstar, Inc.  All Rights Reserved.

Notes:

(1)                                       Closed to new investors.

(2)                                       Rating is for this share class only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Janus Adviser Series (“JAD”) S Shares

The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds

Balanced Fund	Moderate Allocation Funds	*****	962	*****	962	*****	768	*****	448
Fundamental Equity Fund	Large Blend Funds	***	1748	**	1748	***	1365	****	683
Flexible Bond Fund	Intermediate-Term Bond Funds	****	991	*****	991	****	857	****	458
Forty Fund	Large Growth Funds	****	1507	****	1507	*****	1243	****	608
Growth & Income Fund	Large Growth Funds	***	1507	**	1507	**	1243	****	608
International Growth Fund	Foreign Large Growth Funds	****	209	****	209	*****	164	****	80
Large Cap Growth Fund	Large Growth Funds	***	1507	***	1507	***	1243	***	608
Mid Cap Growth Fund	Mid-Cap Growth Funds	***	821	****	821	*****	674	**	335
Worldwide Fund	World Stock Funds	**	507	**	507	**	420	**	236
Perkins Mid Cap Value Fund	Mid-Cap Value Funds	*****	338	*****	338	*****	234		N/A
INTECH Risk-Managed Core Fund	Large Blend Funds	****	1748	***	1748	****	1365		N/A
INTECH Risk-Managed Growth Fund	Large Growth Funds	***	1507	**	1507	***	1243		N/A
Perkins Small Company Value Fund	Small Value Funds	***	341	***	341	***	269		N/A
Contrarian Fund	Large Blend Funds	**	1748	**	1748		N/A		N/A
Orion Fund	Mid-Cap Growth Funds	***	821	***	821		N/A		N/A
Small-Mid Growth Fund	Mid-Cap Growth Funds	****	821	****	821		N/A		N/A
High-Yield Fund	High Yield Bond Funds	*****	479	*****	479		N/A		N/A
INTECH Risk-Managed Value Fund	Large Value Funds	***	1185	***	1185		N/A		N/A
International Equity Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
Floating Rate High Income	Bank Loan Funds		N/A		N/A		N/A		N/A
Global Real Estate Fund	Global Real Estate Funds		N/A		N/A		N/A		N/A
Global Research Fund	World Stock Funds		N/A		N/A		N/A		N/A
Long/Short Fund	Long-Short Funds		N/A		N/A		N/A		N/A
International Forty Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
INTECH Risk-Managed International Fund	Foreign Large Blend Funds		N/A		N/A		N/A		N/A
Modular Portfolio Construction Fund	Moderate Allocation Funds		N/A		N/A		N/A		N/A

Percent of funds rated 4 / 5 Stars		44.4%		44.4%		53.8%		66.7%

Data presented reflects past performance, which is no guarantee of future results.  Strong ratings are not indicative of positive fund performance.  2008 absolute performance for most funds was negative.  © 2008 Morningstar, Inc.  All Rights Reserved.

Ratings are for Class S Shares only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Janus Aspen Series (“JAS”) Institutional Shares

The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds

Balanced Fund	Moderate Allocation Funds	*****	962	*****	962	*****	768	*****	448
Flexible Bond Fund	Intermediate-Term Bond Funds	*****	991	*****	991	*****	857	*****	458
Forty Fund	Large Growth Funds	****	1507	****	1507	*****	1243	****	608
Fundamental Equity Fund	Large Blend Funds	***	1748	**	1748	***	1365	****	683
Growth & Income Fund	Large Growth Funds	***	1507	**	1507	***	1243	****	608
International Growth Fund	Foreign Large Growth Funds	****	209	****	209	*****	164	****	80
Worldwide Fund	World Stock Funds	**	507	**	507	**	420	**	236
Large Cap Growth Fund	Large Growth Funds	***	1507	****	1507	***	1243	***	608
Mid Cap Growth Fund	Mid-Cap Growth Funds	***	821	***	821	****	674	**	335
Global Life Sciences Fund	Specialty-Health Funds	****	170	****	170	****	154		N/A
Global Technology Fund	Specialty-Technology Funds	***	238	****	238	***	216		N/A
Perkins Mid Cap Value Fund	Mid-Cap Value Funds	*****	338	*****	338	*****	234		N/A

Percent of funds rated 4 / 5 Stars		50.0%		66.7%		58.3%		66.7%

Data presented reflects past performance, which is no guarantee of future results.  Strong ratings are not indicative of positive fund performance.  2008 absolute performance for most funds was negative.  © 2008 Morningstar, Inc.  All Rights Reserved.

Ratings are for Institutional Shares only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)